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                                                      Exhibit 99.5


                               RULE 438 CONSENT

    In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of InterWest Bancorp, Inc. ("InterWest") in the Registration Statement on Form S-4 filed by InterWest with the Securities and Exchange Commission on April 1, 1998.


                                       /s/ Patrick M. Fahey
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                                       Patrick M. Fahey

                                       March 25, 1998
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                                       Date Signed